SUPPLEMENT DATED MARCH 1, 2013 TO THE

STATEMENT OF ADDITIONAL INFORMATION OF

VAN ECK FUNDS

Dated May 1, 2012

This Supplement updates certain information contained in the above-dated Statement of Additional Information (the “SAI”) for Van Eck Funds (the “Trust”) relating to Emerging Markets Fund, Global Hard Assets Fund, and International Investors Gold Fund (together, the “Funds”), each a series of the Trust. You may obtain copies of the Funds’ Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.1115 or by visiting the Van Eck website at www.vaneck.com.

Effective March 1, 2013, Joseph J. McBrien replaced Thomas K. Lynch as Chief Compliance Officer of the Trust. Accordingly, all references to Thomas K. Lynch in the SAI are hereby deleted and the biography of Joseph J. McBrien is amended as follows:

Officer Information:

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years
Joseph J. McBrien, 64	Senior Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	Senior Vice President, Secretary and Chief Legal Officer (Since 2006); Chief Compliance Officer (Since 2013)

Senior Vice President, General Counsel and

Secretary of the Adviser, VESC and VEARA

(since December 2005); Director of VESC and

VEARA (since October 2010); Officer of other

investment companies advised by the Adviser.

1 The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York, 10017.

Please retain this supplement for future reference.